UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 11, 2015

Date of Report (Date of earliest event reported)

PLANET PAYMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35699	13-4084693
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

670 Long Beach Blvd., Long Beach, NY	11561
(Address of principal executive offices)	(Zip Code)

(516) 670-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

The information in this report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

On March 11, 2015, Planet Payment, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2014. The press release is attached to this report as Exhibit 99.01.

In the press release and during a conference call and webcast regarding the Company’s quarterly and year end results, the Company supplemented its reported GAAP financial information with non-GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP and should be read in conjunction with the Company’s GAAP financial information. The Company’s management believes that Adjusted EBITDA, when viewed with the Company’s results under GAAP and the accompanying reconciliations, provides useful information about the Company’s period-over-period growth. Adjusted EBITDA is presented because the Company’s management believes it provides additional information with respect to the performance of the Company’s fundamental business activities. The Company relies on Adjusted EBITDA as a primary measure to review and assess the operating performance of the Company and the Company’s management team in connection with our executive compensation.

These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with its results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.  Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in the press release attached hereto as Exhibit 99.01.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit Title

99.01	Press release dated March 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

Date: March 11, 2015	By:	/s/ Robert J. Cox III
		Name:	Robert J. Cox III
		Title:	Chief Operating Officer, Chief Financial Officer and Treasurer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated March 11, 2015.